                                                                      Exhibit 24

                                POWER OF ATTORNEY

        Know all by these presents,  that the undersigned hereby constitutes and appoints  each of  William  E.  Begley,  Jr.,  Susan M.  Filipos  and  Edward B.
Whittemore,  signing singly, the undersigned's true and lawful  attorney-in-fact to:

        (1) execute for and on behalf of the undersigned,  in the  undersigned's capacity as an officer and/or director of Magellan  Petroleum  Corporation  (the
"Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be  necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto,  and timely file such  form  with the U.S.  Securities  and  Exchange  Commission  and any  stock exchange or similar authority; and

        (3) take any other action of any type  whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange  Act of 1934.  This Power of  Attorney  shall  remain in full force and effect  until the  undersigned  is no longer  required to file Forms 3, 4, and 5 with respect to the  undersigned's  holdings of and  transactions  in securities issued by the Company,  unless  earlier  revoked by the  undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of March, 2010.

J. Robinson West                        /s/ J. Robinson West
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                                        Signature